Exhibit 99.1

Outbrain Shareholders Vote to Support Teads Acquisition

New York – December 5, 2024 – Outbrain Inc. (NASDAQ: OB) (“Outbrain”), a leading technology platform that drives business results by engaging people across the Open Internet, announced today that, at its special meeting of shareholders (the “Special Meeting”) held earlier today, Outbrain shareholders voted to approve the issuance of 35 million shares of common stock and 10.5 million Series A Convertible Preferred Shares, which are convertible into common stock, in connection with the acquisition of Teads S.A. (the “Share Issuance Proposal”). The transaction remains subject to customary closing conditions, including regulatory approvals, and is expected to close during the first quarter of 2025.

“We are pleased with the outcome of today’s special meeting and extend our appreciation to our shareholders for supporting the combination with Teads,” said David Kostman, Chief Executive Officer of Outbrain. “Today’s shareholder approval marks a major milestone in the process to combine our two complementary businesses. We look forward to the closing of the transaction and becoming a global leader on the Open Internet delivering our full funnel value proposition to drive great outcomes for brands and media owners” added Kostman.

At the Special Meeting, more than 64% of the outstanding shares of common stock were present or represented by proxy, and more than 99% of these shares voted in favor of the Share Issuance Proposal. The final voting results of the Special Meeting will be reported in a Form 8-K to be filed with the U.S. Securities and Exchange Commission.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements may include, without limitation, statements generally relating to possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives and statements relating to the transaction to acquire Teads (“Transaction”). You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions, or are not statements of historical fact. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors including, but not limited to: the risk that the conditions to the consummation of the transaction will not be satisfied (or waived); uncertainty as to the timing of the consummation of the transaction and Outbrain and Teads’ ability to complete the transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the share purchase agreement; the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Outbrain or Teads, or the expected benefits of the transaction; the failure to obtain the necessary debt financing to complete the transaction; the effect of the announcement or pendency of the transaction on Outbrain’s or Teads’ operating results and business generally; risks that the transaction disrupts current plans and operations or diverts management’s attention from its ongoing business; the initiation or outcome of any legal proceedings that may be instituted against Outbrain or Teads, or their respective directors or officers, related to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that Outbrain’s stock price may decline significantly if the transaction is not consummated; the effect of the announcement of the transaction on the ability of Outbrain and Teads to retain and hire key personnel and maintain relationships with their customers, suppliers and others with whom they do business; the ability of Outbrain to successfully integrate Teads’ operations, technologies and employees; the ability to realize anticipated benefits and synergies of the transaction, including the expectation of enhancements to Outbrain’s services, greater revenue or growth opportunities, operating efficiencies and cost savings;

overall advertising demand and traffic generated by Outbrain and the combined company’s media partners; factors that affect advertising demand and spending, such as the continuation or worsening of unfavorable economic or business conditions or downturns, instability or volatility in financial markets, and other events or factors outside of Outbrain and the combined company’s control, such as U.S. and global recession concerns; geopolitical concerns, including the ongoing war between Ukraine-Russia and conditions in Israel and the Middle East; supply chain issues; inflationary pressures; labor market volatility; bank closures or disruptions; the impact of challenging economic conditions; political and policy uncertainties resulting from the U.S. presidential election; and other factors that have and may further impact advertisers’ ability to pay; Outbrain and the combined company’s ability to continue to innovate, and adoption by Outbrain and the combined company’s advertisers and media partners of expanding solutions; the success of Outbrain and the combined company’s sales and marketing investments, which may require significant investments and may involve long sales cycles; Outbrain and the combined company’s ability to grow their business and manage growth effectively; the ability to compete effectively against current and future competitors; the loss or decline of one or more large media partners, and Outbrain and the combined company’s ability to expand advertiser and media partner relationships; conditions in Israel, including the ongoing war between Israel and Hamas and other terrorist organizations, may limit Outbrain and the combined company’s ability to market, support and innovate their products due to the impact on employees as well as advertisers and advertising markets; Outbrain and the combined company’s ability to maintain revenues or profitability despite quarterly fluctuations in results, whether due to seasonality, large cyclical events or other causes; the risk that research and development efforts may not meet the demands of a rapidly evolving technology market; any failure of Outbrain or the combined company’s recommendation engine to accurately predict attention or engagement, any deterioration in the quality of Outbrain or the combined company’s recommendations or failure to present interesting content to users or other factors which may cause us to experience a decline in user engagement or loss of media partners; limits on Outbrain and the combined company’s ability to collect, use and disclose data to deliver advertisements; Outbrain and the combined company’s ability to extend their reach into evolving digital media platforms; Outbrain and the combined company’s ability to maintain and scale their technology platform; the ability to meet demands on our infrastructure and resources due to future growth or otherwise; the failure or the failure of third parties to protect Outbrain and the combined company’s sites, networks and systems against security breaches, or otherwise to protect the confidential information of Outbrain and the combined company; outages or disruptions that impact Outbrain or the combined company or their service providers, resulting from cyber incidents, or failures or loss of our infrastructure; significant fluctuations in currency exchange rates; political and regulatory risks in the various markets in which Outbrain and the combined company operate; the challenges of compliance with differing and changing regulatory requirements; the timing and execution of any cost-saving measures and the impact on Outbrain and the combined company’s business or strategy; and the other risk factors and additional information described in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2024, in the section entitled “Risk Factors”, and under the heading “Risk Factors” in Item 1A of Outbrain’s Annual Report on Form 10-K filed with the SEC on March 8, 2024 for the year ended December 31, 2023 and Outbrain’s Form 10-Q filed with the SEC on August 8, 2024 for the period ended June 30, 2024, and in subsequent reports filed with the SEC.

Accordingly, you should not rely upon forward-looking statements as an indication of future performance. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or will occur, and actual results, events, or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We undertake no obligation and do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.

About Outbrain
Outbrain is a leading technology platform that drives business results by engaging people across the Open Internet. Outbrain predicts moments of engagement to drive measurable outcomes for advertisers and publishers using AI and machine learning across more than 8,000 online properties globally. Founded in 2006, Outbrain is headquartered in New York with offices in Israel and across the United States, Europe, Asia-Pacific, and South America.

For more information, visit https://www.outbrain.com.

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